Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

January 30, 2012

On January 26, 2012, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), paid a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on January 13, 2012.

As a general matter, the amount of distributable income for each fiscal period depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

However, under the Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. The following table sets forth an estimate of the source of the January 26, 2012 distribution and of the distributions paid in the current fiscal year:

January distribution estimate:
	Per Share ($)%
Net Investment Income	0.1467	81.50%
Net Realized Short-Term Capital Gain	0.0333	18.50%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1800	100.00%

Fiscal year-to-date cumulative distributions estimates:
	Per Share ($)%
Net Investment Income	0.3267	90.75%
Net Realized Short-Term Capital Gain	0.0333	9.25%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.3600	100.00%

Information regarding the Fund’s performance & distribution rates is set forth below:

Fiscal Year is December 1, 2011 to November 30, 2012
Current Annualized Distribution Rate (as a Percentage of NAV)^	9.96%
Cumulative Distribution Rate (as a percentage of NAV)^	1.66%
Cumulative Total Return (in relation to NAV)*	-0.68%
Average Annual Total Return (in relation to change in NAV per Common Share)**	-0.11%

^ Based on the Fund’s NAV as of December 31, 2011. Cumulative Distribution Rate is the total amount of distributions during the current fiscal year, including the current distribution, divided by NAV.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period December 1, 2011 through December 31, 2011.

Exhibit (12)(d)

**Annualized Change in the NAV per common share (effect of dividends reinvested not included) from inception (December 22, 2010 to December 31, 2011).

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of Distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 30, 2012, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund paid a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on August 20, 2012. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may include long term capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1721	95.61%
Net Realized Short-Term Capital Gain	0.0079	4.39%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	1.5788	97.46%
Net Realized Short-Term Capital Gain	0.0412	2.54%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.6200	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit (12)(d)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Fiscal Year-to-Date (December 1, 2011 through July 31, 2012)
Annualized Distribution Rate as a Percentage of NAV^	9.52%
Cumulative Distribution Rate on NAV*	7.14%
Cumulative Total Return on NAV**	9.74%
Average Annual Total Return***	5.63%

^ Based on the Fund’s NAV as of July 31, 2012.

*Based on the Fund’s NAV as of July 31, 2012 and includes distributions through August 31, 2012.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2011 through July 31, 2012.

***Annualized Change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to July 31, 2012.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s .

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 27, 2012, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund paid a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on September 17, 2012. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may include long term capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1675	93.06%
Net Realized Short-Term Capital Gain	0.0125	6.94%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	1.7463	97.02%
Net Realized Short-Term Capital Gain	0.0537	2.98%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.8000	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Exhibit (12)(d)

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Fiscal Year-to-Date (December 1, 2011 through August 31, 2012)
Annualized Distribution Rate as a Percentage of NAV^	9.42%
Cumulative Distribution Rate on NAV*	7.85%
Cumulative Total Return on NAV**	11.82%
Average Annual Total Return***	6.51%

^ Based on the Fund’s NAV as of August 31, 2012.

*Based on the Fund’s NAV as of August 31, 2012 and includes distributions through September 30, 2012.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2011 through August 31, 2012.

***Annualized Change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to August 31, 2012.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s .

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 27, 2012, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on December 17, 2012. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	00.00%
Net Realized Short-Term Capital Gain	0.1800	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.0000	0.000%
Net Realized Short-Term Capital Gain	0.1800	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for period beginning December 1, 2012.

Exhibit (12)(d)

Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	9.14%
Cumulative Distribution Rate as a Percentage of NAV*	0.76%
Cumulative Total Return as a Percentage of NAV**	17.81%
Average Annual Total Return***	8.54%

^ Based on the Fund’s NAV as of November 30, 2012 and the December 27, 2012 distribution.

*Based on the Fund’s NAV as of November 30, 2012 and the December 27, 2012 distribution.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2011 through November 30, 2012, the Fund’s most recently completed fiscal year.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to November 30, 2012.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 31, 2013, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund paid a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on January 18, 2013. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1014	56.33%
Net Realized Short-Term Capital Gains	0.0786	43.67%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.1014	28.17%
Net Realized Short-Term Capital Gains	0.2586	71.83%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.3600	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for period beginning December 1, 2012.

Exhibit (12)(d)

reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	8.87%
Cumulative Distribution Rate as a Percentage of NAV*	1.48%
Cumulative Total Return as a Percentage of NAV**	3.81%
Average Annual Total Return***	10.19%

^ Based on the Fund’s NAV as of December 31, 2012.

*Based on the Fund’s NAV as of December 31, 2012 and includes distributions through January 31, 2013.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2012 through December 31, 2012.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to December 31, 2012.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 25, 2013, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on July 15, 2013. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1717	95.39%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0083	4.61%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	1.1731	81.47%
Net Realized Short-Term Capital Gains	0.2586	17.96%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0083	0.57%
Total (per common share)	1.4400	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2012.

Exhibit (12)(d)

reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	10.29%
Cumulative Distribution Rate as a Percentage of NAV*	6.86%
Cumulative Total Return as a Percentage of NAV**	(6.21%)
Average Annual Total Return***	3.83%

^ Based on the Fund’s NAV as of June 28, 2013.

*Based on the Fund’s NAV as of June 28, 2013 and includes distributions through July 31, 2013.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2012 through June 28, 2013.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to June 28, 2013.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 29, 2013, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on August 19, 2013. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1522	84.56%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0278	15.44%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	1.3253	81.81%
Net Realized Short-Term Capital Gains	0.2586	15.96%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0361	2.23%
Total (per common share)	1.6200	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2012.

Exhibit (12)(d)

reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	10.27%
Cumulative Distribution Rate as a Percentage of NAV*	7.70%
Cumulative Total Return as a Percentage of NAV**	(5.24%)
Average Annual Total Return***	4.11%

^ Based on the Fund’s NAV as of July 31, 2013.

*Based on the Fund’s NAV as of July 31, 2013 and includes distributions through August 31, 2013.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2012 through July 31, 2013.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to July 31, 2013.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 26, 2013, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on September 16, 2013. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1411	78.39%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0389	21.61%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	1.4664	81.47%
Net Realized Short-Term Capital Gains	0.2586	14.37%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0750	4.16%
Total (per common share)	1.8000	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2012.

Exhibit (12)(d)

reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	10.94%
Cumulative Distribution Rate as a Percentage of NAV*	9.12%
Cumulative Total Return as a Percentage of NAV**	(10.28%)
Average Annual Total Return***	1.89%

^ Based on the Fund’s NAV as of August 31, 2013.

*Based on the Fund’s NAV as of August 31, 2013 and includes distributions through September 30, 2013.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2012 through August 31, 2013.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to August 31, 2013.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2013, the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on October 21, 2013. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1479	82.17%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0321	17.83%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	1.6143	81.53%
Net Realized Short-Term Capital Gains	0.2586	13.06%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1071	5.41%
Total (per common share)	1.9800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2012.

Exhibit (12)(d)

reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	10.54%
Cumulative Distribution Rate as a Percentage of NAV*	9.66%
Cumulative Total Return as a Percentage of NAV**	(6.03%)
Average Annual Total Return***	3.55%

^ Based on the Fund’s NAV as of September 30, 2013.

*Based on the Fund’s NAV as of September 30, 2013 and includes distributions through October 31, 2013.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2012 through September 30, 2013.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to September 30, 2013.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Exhibit (12)(d)

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 21, 2013 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on November 11, 2013. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1422	79.00%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0378	21.00%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)%
Net Investment Income	1.7565	81.32%
Net Realized Short-Term Capital Gains	0.2586	11.97%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1449	6.71%
Total (per common share)	2.1600	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2012.

Exhibit (12)(d)

reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	10.35%
Cumulative Distribution Rate as a Percentage of NAV*	10.35%
Cumulative Total Return as a Percentage of NAV**	(3.42%)
Average Annual Total Return***	4.43%

^ Based on the Fund’s NAV as of October 31, 2013.

*Based on the Fund’s NAV as of October 31, 2013 and includes distributions through November 30, 2013.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2012 through October 31, 2013.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to October 31, 2013.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.